UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Reservoir Media, Inc.

(Name of Registrant as Specified in its Charter)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

TO OUR STOCKHOLDERS:
We are pleased to invite you to attend the 2024 Annual Meeting of Stockholders of Reservoir Media, Inc. to be held on August 8, 2024 (the “Annual Meeting”), at 12:00 p.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting. You will be able to listen to the meeting, submit questions and vote online.
The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/RSVR2024. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. If you encounter any difficulty with the virtual meeting, please go to www.proxyvote.com for assistance.
Further details regarding admission to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.
We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a notice instead of paper copies of this proxy statement and our 2024 Annual Report on Form 10-K. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2024 Annual Report on Form 10-K and a form of proxy card or voting instructions form. We believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact and cost of our Annual Meeting.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by telephone or over the Internet by following the instructions on the notice you received, or, if you received a paper proxy card by mail, by completing and returning the proxy card or voting instructions form mailed to you. Please carefully review the instructions on each of your voting options described in this proxy statement, as well as in the notice you received in the mail.
Thank you for your ongoing support of and continued interest in Reservoir Media, Inc. We look forward to your participation at the Annual Meeting.
Sincerely,
/s/ Golnar Khosrowshahi

Golnar Khosrowshahi
Chief Executive Officer
June 25, 2024

RESERVOIR MEDIA, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 8, 2024
Notice is hereby given that the 2024 Annual Meeting of Stockholders of Reservoir Media, Inc., a Delaware corporation, will be held on August 8, 2024, at 12:00 p.m. Eastern Time (the “Annual Meeting”). The Annual Meeting will be a virtual stockholder meeting. You will be able to listen to the meeting, submit questions and vote online.
The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/RSVR2024 and entering the 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. There is no physical location for the Annual Meeting. The purpose of the Annual Meeting will be the following:
1.   the election of three Class III Directors named in the proxy statement;
2.   the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2025; and
3.   the transaction of such other business as may properly come before the meeting, or any adjournment or postponement thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Stockholders of record at the close of business on June 13, 2024 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. We will furnish proxy materials to all of our stockholders over the Internet in order to expedite stockholders’ receipt of proxy materials while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.
Accordingly, we are mailing to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the attached proxy statement and our annual report to stockholders for the fiscal year ended March 31, 2024 over the Internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how to obtain the proxy materials in printed form.
YOUR VOTE IS IMPORTANT
You may cast your vote over the Internet, by telephone or by completing and mailing a proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares online during the Annual Meeting.
Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Annual Meeting, regardless of whether you plan to attend the Annual Meeting.
You can find detailed information regarding voting in the section titled “Questions and Answers” starting on page 32 of the accompanying proxy statement.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 8, 2024
The notice of the Annual Meeting, proxy statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, are available at www.proxyvote.com.
By order of the Board of Directors,
/s/ Golnar Khosrowshahi

Golnar Khosrowshahi
Chief Executive Officer
New York, New York
June 25, 2024

In this Proxy Statement, unless otherwise indicated or the context otherwise requires, references to the “Company” refer to Reservoir Media, Inc. and references to the “Company,” “Reservoir,” “we,” “us,” and “our” refer to Reservoir Media, Inc. and its consolidated subsidiaries.

i

RESERVOIR MEDIA, INC.
200 Varick Street, Suite 801
New York, New York 10014
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 8, 2024
PROXY STATEMENT
GENERAL INFORMATION
This proxy statement is furnished to stockholders of Reservoir Media, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our 2024 Annual Meeting of Stockholders to be held on August 8, 2024, at 12:00 p.m. Eastern Time (the “Annual Meeting”) and at any adjournment or postponement thereof. The Annual Meeting will be a virtual stockholder meeting. You will be able to listen to the meeting, submit questions and vote online. We encourage stockholder participation in the Annual Meeting, which we have designed to promote stockholder engagement.
To help facilitate stockholder participation, we are providing technical support, starting 15 minutes prior to the meeting and for the duration of the meeting. If you encounter any difficulty with the virtual meeting, please go to www.proxyvote.com for assistance.
You can access the Annual Meeting by visiting www.virtualshareholdermeeting.com/RSVR2024 and entering the 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. There is no physical location for the Annual Meeting. Stockholders may visit www.proxyvote.com to submit questions as well as view the Rules of Conduct for the meeting. Questions must be submitted prior to 11:59 p.m. Eastern Time on August 7, 2024.
As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are making this proxy statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 available to our stockholders electronically over the Internet at www.proxyvote.com. On or about June 27, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (“Internet Notice”), containing instructions on how to access this proxy statement and vote online or by telephone. If you receive an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them pursuant to the instructions provided in the Internet Notice. The Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement.

PROPOSAL ONE
ELECTION OF THE CLASS III DIRECTORS NAMED IN THIS PROXY STATEMENT
General
Our Board currently consists of nine Directors. In accordance with our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), the Board is divided into three classes of Directors. At each annual meeting of stockholders, the successors to Directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election.
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The “Class III Directors” are Mr. Ezra S. Field, Ms. Golnar Khosrowshahi and Mr. Ryan P. Taylor and their terms will expire at the Annual Meeting;

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the “Class I Directors” are Ms. Helima Croft, Mr. Neil de Gelder and Mr. Rell Lafargue and their terms will expire at the annual meeting of stockholders to be held in 2025 (“2025 Annual Meeting”); and

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the “Class II Directors” are Mr. Stephen M. Cook, Ms. Jennifer G. Koss and Mr. Adam Rothstein and their terms will expire at the annual meeting of stockholders to be held in 2026 (“2026 Annual Meeting”).

Any additional directorships resulting from an increase in the number of Directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our Directors. The division of our Board into three classes of Directors with staggered three-year terms may delay or prevent a change of our management or a change in control.
The authorized number of Directors may be increased or decreased by our Board in accordance with our Certificate of Incorporation. At any meeting of the Board, except as otherwise required by law, a majority of the total number of Directors then in office will constitute a quorum for all purposes and the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board.
At the Annual Meeting, our stockholders will vote to elect the three nominees named in this proxy statement as Class III Directors, whose current terms will expire at the Annual Meeting.
Each of our Directors, including the Director nominees, serves as a Director until the election and qualification of his or her successor, or until his or her earlier death, resignation, disqualification or removal.
Our Board nominated Mr. Ezra S. Field, Ms. Golnar Khosrowshahi and Mr. Ryan P. Taylor for reelection to our Board as Class III Directors at the Annual Meeting. The candidacies of Mr. Field, Ms. Khosrowshahi and Mr. Taylor were each considered by our Nominating and Corporate Governance Committee in accordance with our established process for evaluating candidates to serve on the Board.
The Nominating and Corporate Governance Committee recommended the appointment of Mr. Field, Ms. Khosrowshahi and Mr. Taylor to our Board after considering each of their backgrounds, qualifications and professional experience. Each of Mr. Field, Ms. Khosrowshahi and Mr. Taylor serves on our Board, has consented to be named in this proxy statement and has agreed to serve, if elected, until the 2027 annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.
There are no family relationships between or among any of our Executive Officers, Director nominees, or continuing Directors.

Directors
The following table sets forth information with respect to our Director nominees for election at the Annual Meeting and our continuing Directors:
Class III Directors – Nominees for Election at the Annual Meeting
Name	Age	Director Since	Board Committee(s)
Ezra S. Field*	54	2021	Compensation Committee
Golnar Khosrowshahi	52	2021	—
Ryan P. Taylor	48	2021	Nominating and Corporate Governance Committee
Class I Directors – Term Expiring at the 2025 Annual Meeting
Name	Age	Director Since	Board Committee(s)
Helima Croft	52	2021	Nominating and Corporate Governance Committee
Neil de Gelder	71	2021	Audit Committee and Compensation Committee
Rell Lafargue	52	2021	—
Class II Directors – Term Expiring at the 2026 Annual Meeting
Name	Age	Director Since	Board Committee(s)
Stephen M. Cook	48	2021	Nominating and Corporate Governance Committee and Compensation Committee
Jennifer G. Koss	46	2021	Audit Committee
Adam Rothstein	52	2021	Audit Committee

*
Chair of the Board

Additional biographical descriptions of the Director nominees and continuing Directors are set forth below. These descriptions include the experience, qualifications and skills that led to the conclusion that each Director should serve as a member of our Board.
Board Nominees – Class III Directors
Ezra S. Field, 54, is the Chair of our Compensation Committee and the Chair of the Board. Mr. Field is currently the Managing Partner of Harborfield Management Co., LLC, a private investment management firm. From 2007 until late 2021, he served in a variety of capacities for Roark Capital Group, including serving as Chief Investment Officer, Co-Chief Investment Officer, Managing Director and Senior Advisor. Prior to Roark, Mr. Field worked at ACI Capital Co. from 2001 until 2007. Mr. Field was an entrepreneur and venture capitalist with TeachScape and Open Venture Group in 2000. He also served as a law clerk to the Honorable Ralph K. Winter, Chief Judge on the U.S. Court of Appeals for the Second Circuit, from 1998 until 1999.
Mr. Field currently serves on the Board of Directors of Allvision, a digital outdoor advertising company, Le Botaniste, a plant-based limited-service restaurant chain, and Gnubiotics Sciences, S.A., a Swiss medical nutrition business. He served on the Board of Directors of GAM Holdings, A.G., a public company based in Switzerland, from 2016 until 2019. Mr. Field also served on the Board of Directors of Mursion, Inc., a leader in immersive virtual reality training for emotional intelligence in the workplace, from 2021 until 2023. In addition, Mr. Field has served on a number of Boards of Directors at Roark Capital Group and ACI Capital Co. Since 2014, Mr. Field has served on the Board of Directors of the not-for-profit Business Executives for National Security. Mr. Field is a former Trustee of the Asian University for Women Support Foundation, Global Kids, and the Baltimore Leadership School for Young Women. Mr. Field served as an Adjunct Professor at Pace Law School, where he taught mergers and acquisitions. He earned his J.D. from Columbia Law School in 1998, where he was a Senior Review and Essay Editor for the Columbia Law Review, a Harlan Fiske Stone Scholar and a John M. Olin Law & Economics Fellow. He earned his M.B.A. from Columbia Business School in the same year, where he was a member of the Beta Gamma Sigma Honorary Society. Mr. Field earned his B.A., with honors, from Wesleyan University in 1991.
Golnar Khosrowshahi, 52, is our Chief Executive Officer and a member of the Board. Ms. Khosrowshahi founded Reservoir in 2007 and under her leadership, we have grown to own and administer over 150,000 copyrights and over 36,000 master recordings, with titles dating as far back as 1900. Ms. Khosrowshahi continues to lead the team in building a well-attended roster and an established catalog. In 2023, Ms. Khosrowshahi was named to Billboard’s Women In Music Hall of Fame, following her recognition as Billboard’s Women In Music Executive of the Year in 2022 and being named one of Billboard’s Most Powerful Female Executives for 2017, 2018, 2019 and 2020. In addition, Ms. Khosrowshahi was named a Billboard Indie Power Player for 2017 and 2018 and included on Billboard’s Power List for 2020, 2022, 2023 and 2024. Ms. Khosrowshahi has been named Music Week’s International Woman of the Year in 2023, one of Fast Company’s Most Creative People In Business, Forbes’ 50 Over 50, Inc.’s 2024 Female Founders 250 List, and to Variety’s New Power of New York and Power of Women lists. Further, under Ms. Khosrowshahi’s leadership, Reservoir has twice been awarded both Publisher of the Year by Music Business Worldwide’s The A&R Awards and Independent Publisher of the Year at the Music Week Awards. In addition to her role as our Chief Executive Officer, Ms. Khosrowshahi serves as a member of the Board of Directors of the National Music Publishers’ Association, which is an association that works to ensure fair compensation and property rights for songwriters and their representatives. She sits on the National Music Publishers’ Association’s S.O.N.G.S. Foundation Board of Directors, working to raise funds to support career songwriters. Working alongside artist director and cellist Yo-Yo Ma, Ms. Khosrowshahi served as Board Chair of Silkroad, a non-profit organization formed in 2000, and now serves as a Director on the Advisory Board. Ms. Khosrowshahi is also a member of the Boards of Directors of our various subsidiaries and affiliates. From June 2018 until May 2023, Ms. Khosrowshahi served on the Board of Directors of Restaurant Brands International Inc. and, from May 2021 until July 2022, she served on the Board of Directors of Nomad Foods. In June 2022, she was elected to the Board of Directors of the New York Philharmonic. Ms. Khosrowshahi received her B.A. from Bryn Mawr College and her M.B.A. from Columbia University.
Ryan P. Taylor, 48, is a member of our Nominating and Corporate Governance Committee and a member of the Board. Mr. Taylor previously served on the Board of Directors of Reservoir Holdings, Inc. from April 2019 to July 2021. He has been the Managing Partner of Richmond Hill Investment Co., LP since its founding in 2010 and has also served as a Managing Director of Richmond Hill Investments, LLC since its founding in 2008. Richmond Hill is based in New York City and is a registered investment adviser that manages private investment partnerships that invest on an opportunistic basis across a variety of industries and asset classes. Before joining Richmond Hill, Mr. Taylor worked at the global investment bank, Greenhill & Co. Inc., from 1998 until 2008, most recently as a Principal. Mr. Taylor served on the Board of Managers of Tommy Boy Music, LLC from 2017 until the consummation of the acquisition of Tommy Boy Music, LLC by Reservoir in June 2021. He currently serves on the Board of Directors of a number of private companies, including several involved in the music business. He earned a B.B.A. in Finance with Honors from the University of Texas at Austin in 1998.
Continuing Directors – Class I Directors
Helima Croft, 52, is a member of our Nominating and Corporate Governance Committee and a member of the Board. Ms. Croft has been a Managing Director and the Head of Global Commodity Strategy and Middle East and North Africa Research at RBC Capital Markets since 2014. Ms. Croft has also been a CNBC contributor since 2016. Prior to her current roles, Ms. Croft was a Managing Director and Head of North American Commodities Research at Barclays from 2008 until 2014 and worked in Lehman Brothers’ Business Intelligence Group from 2005 until 2008. Ms. Croft also served as a senior economic analyst at the Central Intelligence Agency from 2001 until 2005 and served as a National Intelligence Fellow at the Council on Foreign Relations from 2003 until 2004. Ms. Croft has served as a member of the Board of Directors and a member of the Executive Committee of the Atlantic Council since 2018 and as a member of the National Petroleum Council since 2016. Ms. Croft is a Life Member of the Council on Foreign Relations and a member of the Trilateral Commission. Ms. Croft has received a number of industry accolades, including Breaking Energy’s Top Ten New York Women in Energy and Oil and Gas Investor’s Top 25 Most

Influential Women in Energy for 2019. Ms. Croft graduated from the University of Edinburgh in 1993 and earned her Ph.D. in Economic History from Princeton University in 2001.
Neil de Gelder, 71, is the Chair of our Audit Committee, a member of our Compensation Committee and a member of the Board. Since January 2021, Mr. de Gelder has served as the Vice Chair of the Board of Directors of Stern Partners Inc., a Vancouver-based private investment firm with a portfolio of controlling interests in numerous operating companies across a wide range of industry sectors, including manufacturing, distribution, retailing, environmental services, publishing and printing and real estate development. Prior to his retirement in December 2020, Mr. de Gelder served as the Executive Vice President of Stern Partners Inc. from 2005, where he held senior executive roles with responsibilities for various activities, including strategic advice to operating companies, acquisitions and divestitures and capital deployment generally. In addition, Mr. de Gelder is a Director of Highgate Investments LLC, which owns approximately 1.5% of our Common Stock. Mr. de Gelder has provided conflict of interest advisory services to TransLink, the largest public transportation services provider in British Columbia, since 2008. He also provided conflict of interest advisory services to HSBC Global Asset Management (Canada) Inc., the portfolio manager of HSBC’s Canadian mutual funds, from 2015 until March 2021. Previously, Mr. de Gelder worked in private legal practice from 1990 until 2005, specializing in public company financing, mergers & acquisitions and corporate governance for clients across a variety of industry sectors. He was frequently identified as a leading lawyer in Canada in his field and was appointed Queen’s Counsel by British Columbia’s Attorney General in 1999. Mr. de Gelder began his legal career in 1978 and practiced corporate and commercial law until 1987, when he was appointed the Executive Director of the British Columbia Securities Commission, where he led its regulatory, policy and enforcement operations, until 1990. Mr. de Gelder serves as an independent Director and, since 2012, has chaired the Nominating and Governance Committee and served as a member of the Audit Committee of Pan American Silver Corp., a NYSE- and TSX-listed precious metals mining company with operations in Latin America, Mexico and Canada. Mr. de Gelder also served as a member of the Human Resources and Compensation Committee of Pan-American Silver Corp from May 2021 until May 2023. He was also the Vice Chair of the Board of Directors and the Chair of the Governance Committee of ICBC, a multi-billion-dollar auto insurer owned by the Province of British Columbia, from 2004 until 2011. Mr. de Gelder also served as the Chair of the Board of Directors and the Chair of the Audit Committee of Discovery Fund VCC, a public, unlisted venture capital fund for British Columbia-based technology companies, from 2002 until 2016. He received his law degree from Osgoode Hall Law School in Toronto, Canada.
Rell Lafargue, 52, is our President and Chief Operating Officer and a member of the Board. Mr. Lafargue has served as Chief Operating Officer since October 2013 and as President since 2018, overseeing all aspects of our day-to-day operations in New York, Los Angeles, Nashville, London, Toronto and Abu Dhabi. When Mr. Lafargue joined us in 2008, we represented four songwriters and 2,000 songs. Building on over twenty years of industry experience, Mr. Lafargue built our infrastructure, established our administration systems and developed the international network that oversees our copyrights to this day. Under his direction, we have grown to own and administer over 150,000 copyrights and over 36,000 master recordings, with titles dating as far back as 1900. Mr. Lafargue continues to spearhead our international and domestic expansion efforts, having overseen the acquisitions and integrations of the historic Shapiro Bernstein catalog, TVT Music Publishing catalog, First State Media Group catalog, U.K. publishers Reverb Music and P&P Songs and iconic record labels, Philly Groove Records, Tommy Boy Music and Chrysalis Records. From 2005 until 2008, Mr. Lafargue was a Vice President at TVT Records and TVT Music Publishing, where he worked with artists including Nine Inch Nails, Lil Jon, Snoop Dogg, Sevendust and Pitbull.
Mr. Lafargue is also a member of the Boards of Directors of our various subsidiaries and affiliates. Mr. Lafargue was named a 2024 Billboard Power Player, as well as a 2023 Billboard Indie Power Player and a 2023 Billboard R&B/Hip-Hop Power Player. In November 2022, Mr. Lafargue joined the Board of Directors of the International Confederation of Music Publishers. He has also served on the Board of Directors, as Treasurer and on the Publisher Nominating Committee of the Mechanical Licensing Collective since March 2020 and the Board of Directors of Music Publishers Canada since March 2018, working to promote the interests of music publishers and their songwriting partners. Mr. Lafargue also served on the Board of the Association of Independent Music Publishers — New York Chapter from December 2018 until 2022. Beyond his career in music publishing, Mr. Lafargue is an accomplished producer, performer, arranger, software consultant and university lecturer. He holds a Master’s Degree in Music Business and Entertainment Industries from the University of Miami and a B.A. from the University of Louisiana.
Continuing Directors – Class II Directors
Stephen M. Cook, 48, is the Chair of our Nominating and Corporate Governance Committee, a member of our Compensation Committee and a member of the Board. Mr. Cook previously served on the Board of Directors of Reservoir Holdings, Inc. from April 2019 until July 2021. He has been an investment partner at Slate Path Capital, an investment firm based in New York that he co-founded, since 2012. Prior to co-founding Slate Path Capital, Mr. Cook worked at Blue Ridge Capital from 2005 until 2012. Prior to receiving his MBA from the Stanford Graduate School of Business in May 2005, Mr. Cook worked at Hicks, Muse, Tate & Furst in Dallas, Texas, where he focused on leveraged buy-outs and corporate restructuring. He began his career as an analyst at Credit Suisse First Boston working on corporate mergers and acquisitions. Mr. Cook received his M.B.A. from the Stanford Graduate School of Business in May 2005 and his undergraduate degree in business administration from the University of Texas.
Jennifer G. Koss, 46, is a member of our Audit Committee and a member of the Board. Ms. Koss has served as a Founding Partner of Springbank Collective, an early-stage investment firm focused on gender equality, since 2020. She has also served as the Chief Executive Officer of BRIKA, an experiential retail agency, since she co-founded the company in 2012. In February 2022, the company was acquired by SALT XC, a leading experiential commerce agency with offices in Toronto, Chicago and Los Angeles. Previously, Ms. Koss worked for over a decade in management consulting and investment banking as an Associate at The Bridgespan Group, a Senior Investment Associate at Ontario Teachers’ Private Capital and a Senior Associate at the Parthenon Group LLC. Ms. Koss has served on the Board of Directors and as a member of the Audit and Governance Committees for Dream Unlimited, a public Canadian real estate company, since 2014. Ms. Koss also serves on the Board of Directors and as a member of the Governance & Nominating Committee of the Dream Impact Trust (TSX: MPCT.UN), an open-ended trust dedicated to impact investing, since September 2023. Ms. Koss served on the Board of Directors and as a member of the Audit Committee for Komplett Group, a Norwegian e-commerce company, from August 2020 until May 2023 and on the Board of Directors of Moller Eiendom, a Norwegian real estate portfolio company, from June 2021 until June 2023. She previously served on the Board of Directors for Active Brands AS, a sports apparel and equipment company, from August 2020 until June 2022. Ms. Koss also served on the Board of Directors of Senscom, a Norwegian healthcare technology company, from August 2020 until June 2023, and on the Board of Directors of Sneakersnstuff, a shoe and streetwear company, from August 2020 until June 2023. Ms. Koss has served as a trustee and member of the Finance Committee for the National Ballet of Canada since 2018. She also served as a trustee and member of the Audit and Finance Committee of the Art Gallery of Ontario from 2017 until 2020. Ms. Koss holds an M.B.A. from Harvard Business School, a Master of Philosophy (M.Phil.) from the University of Oxford and an A.B. from Harvard University.
Adam Rothstein, 52, is a member of our Audit Committee and a member of the Board. Mr. Rothstein previously served as a Sponsor and Director of Roth CH Acquisition II Co. (NASDAQ: ROCC) from December 2020 until July 2021. Roth CH Acquisition II was a special purpose acquisition company that merged with Reservoir Holdings, Inc. in July 2021, and in July of 2021, Mr. Rothstein was then named a Director of Reservoir Media. Mr. Rothstein is a Co-Founder and General Partner of Disruptive Technology Partners, an Israeli technology-focused early-stage investment fund, Disruptive Growth, a collection of late-stage investment vehicles focused on Israeli technology, and the Disruptive Technologies Opportunity Fund which he co-founded in 2013, 2014 and 2018 respectively. Since 2014, Mr. Rothstein has also been the Managing Member of 1007 Mountain Drive Partners, LLC, which is a consulting and investment vehicle and since 2024, Mr. Rothstein has been a co-owner and Director of the Centre d’Esports Sabadell Futbol Club, S.A.D. Previously, Mr. Rothstein was a sponsor and the Executive Chairman of 890 5th Avenue Partners, Inc. (NASDAQ: ENFA) from September 2020 until December 2021. 890 5th Avenue Partners, Inc. was a special purpose acquisition company that merged with Buzzfeed, Inc. in December of 2021 and is now publicly listed on NASDAQ as Buzzfeed, Inc. (NASDAQ: BZFD). In December of 2021, Mr. Rothstein was named a Director of Buzzfeed, Inc. and is currently the Chair of its Audit Committee (NASDAQ: BZFD). Mr. Rothstein was also a Sponsor and Director of Roth CH Acquisition I Co. (NASDAQ: ROCH), from May 2020 until March 2021. Roth CH Acquisition I was a special purpose acquisition company that merged with PureCycle Technologies LLC and is now publicly listed on NASDAQ as PureCycle Technologies,

Inc. (NASDAQ: PCT). Mr. Rothstein was also a Sponsor and Director of Roth CH Acquisition III Co. (NASDAQ: ROCR) from March 2021 until February 2022. Roth CH Acquisition III Co. was a special purpose acquisition company that merged with BCP Qualtek Holdco, LLC. Mr. Rothstein also served as a Director of Roth CH Acquisition IV Co. from August 2021 until May 2023. Roth CH Acquisition IV Co. (NASDAQ: ROCG) was special purpose acquisition company that merged with Tigo Energy Inc. and is now publicly listed on NASDAQ as Tigo Energy Services Inc (NASDAQ: TYGO). Since November 2021, Mr. Rothstein has served as a Director and member of the Audit Committee of Roth CH Acquisition Co. V (NASDAQ: ROCL). Roth CH Acquisition Co. V is a special purpose acquisition company that has entered into an agreement and plan of merger with New Era Helium Corp., a company engaged in the exploration and production of helium and natural gas resources. Since August 2023, Mr. Rothstein has been a Director and member of the Audit Committee of Roth CH Acquisition Co., a special purpose acquisition company, (NASDAQ: USCT). From July 2019 until January 2021, Mr. Rothstein was a Director of Subversive Capital Acquisition Corp. (NEO: SVC.A.U) (OTCQX: SBVCF), a special purpose acquisition company that partnered with Shawn “JAY-Z” Carter and Roc Nation in January 2021 to acquire CMG Partners Inc. and Left Coast Ventures, Inc. and which now trades as Gold Flora Corp. (NEO: GRAM.U). Mr. Rothstein has over 25 years of investment experience and currently sits on the Boards of Directors of several early- and mid-stage technology and media companies both in the United States and in Israel, as well as remaining an Advisory Board Member Emeritus of the Leeds School of Business at the University of Colorado-Boulder. Mr. Rothstein graduated summa cum laude with a Bachelor of Science in Economics from the Wharton School of Business at the University of Pennsylvania and has a Master of Philosophy (MPhil) in Finance from the University of Cambridge.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS III BOARD NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE
Board Committees
The Board has the authority to appoint committees to perform certain management and administration functions. The Board committees include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.
Each of our committees is governed by a written charter that satisfies the applicable NASDAQ listing standards. Copies of the charters for each committee are available on the investor relations page of our website at https://investors.reservoir-media.com. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.
The following table provides membership and meeting information for fiscal 2024 for each of these committees of our Board:
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Stephen M. Cook	—	X	X*
Helima Croft	—	—	X
Neil de Gelder	X*	X	—
Ezra S. Field+	—	X*	—
Golnar Khosrowshahi	—	—	—
Jennifer G. Koss	X	—	—
Rell Lafargue	—	—	—
Adam Rothstein	X	—	—
Ryan P. Taylor	—	—	X
Total meetings in fiscal 2024	4	4	4

*
Committee Chair

+
Chair of the Board

Audit Committee
Our Audit Committee consists of Mr. Neil de Gelder, Ms. Jennifer G. Koss and Mr. Adam Rothstein. The Board has determined that each member of the Audit Committee is independent under the NASDAQ listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Chair of the Audit Committee is Mr. Neil de Gelder. The Board has determined that Mr. Adam Rothstein is an “Audit Committee Financial Expert” within the meaning of the SEC rules and regulations. In addition, the Board has determined that each member of the Audit Committee has the requisite financial expertise required under the applicable requirements of NASDAQ. In arriving at this determination, the Board has examined each member’s scope of experience and the nature of his or her employment in the corporate finance sector.
The primary purpose of the Audit Committee is to discharge the responsibilities of the Board with respect to our accounting, financial and other reporting and internal control practices and to oversee our independent registered public accounting firm. The Audit Committee is responsible for, among others:
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appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

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discussing with our independent registered public accounting firm their independence from management;

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reviewing, with our independent registered public accounting firm, the scope and results of their audit;

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approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

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overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;

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overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

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reviewing our policies on risk assessment and risk management;

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reviewing related person transactions; and

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establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Compensation Committee
Our Compensation Committee consists of Mr. Stephen M. Cook, Mr. Neil de Gelder and Mr. Ezra S. Field. The Board has determined that each member of the Compensation Committee is a “Non-Employee Director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Chair of the Compensation Committee is Mr. Ezra S. Field.
The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board to oversee our compensation policies, plans and programs and to review and determine the compensation to be paid to our Executive Officers, Directors and other senior management, as appropriate. The Compensation Committee is responsible for, among others:
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reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone or, if directed by the Board, in conjunction with a majority of the independent members of the Board) the compensation of our Chief Executive Officer and other Executive Officers;

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reviewing and approving or making recommendations to the Board regarding our incentive compensation and equity-based plans, policies and programs;

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reviewing and approving any employment agreement or compensatory transaction with our Executive Officers involving compensation in excess of $120,000 per year; and

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making recommendations to the Board regarding Executive Officer and Director indemnification and insurance matters.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Mr. Stephen M. Cook, Ms. Helima Croft and Mr. Ryan P. Taylor. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent under the NASDAQ listing standards. The Chair of the Nominating and Corporate Governance Committee is Mr. Stephen M. Cook.
The Nominating and Corporate Governance Committee is responsible for, among others:
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identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;

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overseeing succession planning for our Chief Executive Officer and other Executive Officers;

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periodically reviewing the leadership structure of the Board and recommending any proposed changes to the Board;

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overseeing an annual evaluation of the effectiveness of the Board and its committees; and

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developing and recommending to the Board a set of corporate governance guidelines.

Meetings of the Board of Directors
In fiscal 2024 our Board held six meetings and each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee met four times. During fiscal 2024, all nine Directors attended at least 75% of the aggregate of the total number of meetings of the Board and each committee of which he or she was a member. Each Director is also encouraged and expected to attend the Company’s Annual Meeting.
Board Leadership Structure
As outlined in our corporate governance guidelines (“Corporate Governance Guidelines”), the Board is elected by stockholders to provide oversight and strategic guidance to senior management. The basic responsibility of the Directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its stockholders. In discharging that obligation, Directors should be entitled to rely on the honesty and integrity of the Company’s Executive Officers, employees, outside advisors and independent auditors. The Board oversees senior management, to whom the Board delegates the authority and responsibility for the conduct of the day-to-day operations of the business.
Our Board is currently led by our Chair, Mr. Field. Having Mr. Field as Chair of the Board allows for Ms. Khosrowshahi, the Company’s Chief Executive Officer, to focus on executing the Company’s strategy and to manage the Company’s operations and performance. The Board is further comprised of an independent Audit Committee Chair, an independent Compensation Committee Chair and an independent Nominating and Corporate Governance Committee Chair. These independent positions align with the Company’s corporate governance policies and practices and assure adequate independence of the Board.
Identifying and Evaluating Candidates for the Board of Directors
The Nominating and Corporate Governance Committee has, as one of its responsibilities, the recommendation of Director candidates to the Board. Nominees for Directorship are identified by the Nominating and Corporate Governance Committee in accordance with the criteria set forth below and any other criteria that may be identified by the Board or a committee of the Board, if appropriate, and in accordance with the procedures set forth in the Nominating and Corporate Governance Committee’s charter. The Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Nominating and Corporate Governance Committee’s assessment of a potential candidate will include an individual’s independence, as well as consideration of age, skills and experience and a policy of promoting diversity, in the context of the needs of the Company.
The criteria assessed by the Nominating and Corporate Governance Committee when evaluating a candidate for Director include:
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Background. The Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. This assessment includes an individual’s independence, as well as consideration of age, skills and experience and a policy of striving to ensure diversity of representation among its members, in the context of the needs of the Company.

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Simultaneous Service. No Director should serve on more than three other public company boards of Directors. No member of the Audit Committee should serve on more than two other public company Audit Committees. Directors should advise the Chair of the Board and the Chair of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another public company Board of Directors or another Audit Committee. No Director who is the Chief Executive Officer of another public company should serve on more than one other public company Board of Directors, aside from the Board of Directors of his/her own company.

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Financial Literacy. Directors should know how to read and understand fundamental financial statements and understand the use of financial ratios and information in evaluating the financial performance of the Company.

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Character. Directors should be persons of good character and thus should possess all of the following personal characteristics:

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Integrity — Directors should demonstrate high ethical standards and integrity in their personal and professional dealings;

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Accountability — Directors should be willing to be accountable for their decisions as Directors;

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Judgment — Directors should possess the ability to provide wise and thoughtful counsel on a broad range of issues;

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Responsibility — Directors should interact with each other in a manner which encourages responsible, open, challenging and inspired discussion;

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High Performance Standards — Directors should have a history of achievements which reflects high standards for themselves and others;

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Commitment and Enthusiasm — Directors should be committed to, and enthusiastic about, their performance for the Company as Directors, both in absolute terms and relative to their peers; and

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Courage — Directors should possess the courage to express views openly, even in the face of opposition.

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Expectations. Each Director will be expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties; comply with the duties and responsibilities set forth in the Company’s Corporate Governance Guidelines and Second Amended and Restated Bylaws (the “Bylaws”); comply with all duties of care, loyalty and confidentiality applicable to Directors of publicly traded corporations organized in the Company’s jurisdiction of incorporation; and adhere to the Company’s Code of Ethics (“Code of Ethics”), including, without limitation, the policies on conflicts of interest set forth therein and any other policies of the Company that apply to Directors.

Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines, which provide the framework for our corporate governance along with our Certificate of Incorporation, Bylaws, committee charters and other key governance practices and policies. Our Corporate Governance Guidelines cover a wide range of subjects, including the conduct of Board meetings, independence and selection of Directors, Board membership criteria and Board committee composition. The Corporate Governance Guidelines can be accessed on our website at https://investors.reservoir-media.com.
Environmental, Social, Governance (“ESG”) Oversight
We are the first female founded and led publicly traded independent music company in the United States. The strength of our relationships and community is fundamental to our business, as is our commitment across our team, our roster of talent and our myriad stakeholders, to ensure a corporate culture focused on sound environmental, social and governance practices. The concept of community extends deep into our corporate culture — through our commitment to being an environmentally conscious corporate citizen, to fostering a culture of inclusiveness and accountability among our employees, to managing and ultimately governing our business in a responsible way. We firmly believe our success is rooted in these values and extends to all the facets of our business.
Our steadfast commitment to quality extends to our approach to operating responsibly as members of the global business community. We hold ourselves accountable to maintain environmentally sound and progressive practices, limiting our impact on the environment while simultaneously delivering on our business goals and outputs. We encourage the use of recyclable and sustainable materials in all our physical product manufacturing and aim to utilize production at green manufacturers whenever possible.

In addition to minimizing our reliance on physical assets and engaging in clean-energy solutions, we continually strive for a minimal carbon footprint across our day-to-day operations. As part of this drive, we have consistently engaged in clean energy solutions and waste-conscious efforts to both reduce our business’ footprint and scale our clean practices for cost-saving benefits. We regularly evaluate our environmental impact on the physical spaces in which we operate and strategize for efficiencies across our facilities. We are also proud of our 99% reliance on electronic royalty distributions and we are working to fully eliminate physical distributions. We are also continuing to centralize the portals and web-based platforms we utilize, which will in-turn consolidate our energy use and reduce our overall carbon footprint.
In the second quarter of fiscal 2024, we published our second ESG report to give more insight into our commitments and progress on a range of ESG related topics.
Oversight of Human Capital Management
As of March 31, 2024, we employed approximately 99 persons worldwide, including temporary and part-time employees. As of March 31, 2024, none of our employees in the United States were subject to a collective bargaining agreement, although certain employees in our non-domestic companies were covered by national labor agreements. We believe we have excellent relations with our employees.
Our human capital resources objectives include attracting, developing and retaining personnel and enhancing diversity and inclusion in our workforce to foster community, collaboration and creativity among our employees and support our ability to grow our business. To facilitate these objectives, we seek to foster a diverse, inclusive and safe workplace, with opportunities for employees to develop their talents and advance their careers. In order to reach these objectives, we conduct an annual employee survey to gauge employee engagement and identify areas of focus.
Diversity, Equity and Inclusion
We are proud to employ a workforce representative of the diverse communities and clients we serve, and in turn, create a workplace environment where our employees can thrive. We remain committed to fostering, cultivating, celebrating and preserving a culture of diversity, equity, inclusion and belonging among our employees, partners, clients and vendors. We embrace our employees’ differences in age, color, disability, ethnicity, family or marital status, gender identity or expression, language, national origin, physical and mental ability, political affiliation, race, religion, sexual orientation, socio-economic status, caste, veteran status and other unique characteristics.
As a key distinguishing factor from our industry peers, we are proud to be founded and led by a woman. In addition, women hold leadership positions across multiple functional areas of our global workforce, and 40% of our senior leadership (VPs and above) identify as female. Beyond our employees, we are also proud to support our roster of songwriters and artists that we have assembled representing diverse attributes across race, ethnicity, age, gender, religion, sexual orientation, gender identity, gender expression, disability, economic status, culture and other backgrounds.
We are committed to continuing to diversify representation as our Board expands. We pledge to support the goal of true and full representation on all Boards of Directors and to support and encourage the broader corporate community to accelerate these important changes.

Board Diversity Matrix (as of June 25, 2024)
	Female	Male	Non-Binary	Did Not Disclose
Board Size
Total Number of Directors	9
Part I: Gender Diversity
Directors	3	5	—	1
Part II: Demographic Background
African American or Black	1	—	—	—
Asian	2	—	—	—
White	2	5	—	—
Hispanic or Latinx	—	—	—	—
LGBTQ+	—	—	—	—
Two or more Races or Ethnicities	2	—	—	—
Did Not Disclose	—	—	—	1
Succession Planning
Our Nominating and Corporate Governance Committee has principal responsibility for developing and periodically reviewing our management succession planning, including policies for Executive Officers and a succession plan for an interim Chief Executive Officer in the event of an unexpected occurrence. The Nominating and Corporate Governance Committee may consult with our Board, Chief Executive Officer and any other Executive Officers in reviewing any succession plan or candidates for succession under such plans.
Evaluations of the Board, Committees and Directors
Our Board evaluates its performance and the performance of its committees and individual Directors on an annual basis through an evaluation process administered by our Nominating and Corporate Governance Committee. The Board aims to discuss each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board, any committee thereof or of the Directors.
Code of Business Conduct and Ethics
We have adopted a Code of Ethics that applies to all of our employees, Executive Officers and Directors, including those Executive Officers responsible for financial reporting. Our Code of Ethics is available on our website at https://www.reservoir-media.com. Information contained on or accessible through our website is not a part of this prospectus and the inclusion of such website address in this prospectus is an inactive textual reference only. We intend to disclose any amendments to our Code of Ethics, or any waivers of its requirements, on our website to the extent required by the requirements of applicable law and NASDAQ listing rules.
Board Leadership Structure and Board’s Role in Risk Oversight
The Board is responsible for overseeing our risk management process. The Board focuses on our general risk management strategy and the most significant risks facing us and oversees the implementation of risk mitigation strategies by management. The Audit Committee is also responsible for discussing our policies with respect to risk assessment and risk management. The Board believes that its administration of its risk oversight function has not negatively affected the leadership structure of the Board.
Classified Board of Directors
Our Board is currently divided into three classes. The members of each class serve staggered, three-year terms (other than with respect to the initial terms of the Class I Directors and Class II Directors, which were one and two years, respectively). Upon the expiration of the term of a class of Directors, Directors in that class will be elected for three-year terms at the annual meeting of stockholders in the year in which their term expires.
Any additional Directorships resulting from an increase in the number of Directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our Directors. At each annual meeting, our stockholders will elect the successors to one class of our Directors.
The authorized number of Directors may be increased or decreased by our Board in accordance with our Certificate of Incorporation. Per our Bylaws, at any meeting of the Board, except as otherwise required by law, a majority of the total number of Directors then in office will constitute a quorum for all purposes.
Director Independence
Our Independent Directors, as such term is defined by the NASDAQ rules, are Mr. Stephen M. Cook, Ms. Helima Croft, Mr. Neil de Gelder, Mr. Ezra S. Field, Ms. Jennifer G. Koss, Mr. Adam Rothstein and Mr. Ryan P. Taylor.
Hedging and Pledging of Company Securities
Although we discourage speculative hedging transactions, our Securities Trading Policy permits long-term hedging transactions that are designed to protect an individual’s investment in our securities (i.e., the hedge must be for at least twelve months and relate to stock or options held by the individual). If our Directors, Executive Officers, employees and/or their “related persons” wish to engage in any such transaction, they must pre-clear such transaction with our Office of the General Counsel via a pre-clearance process.
Clawback Policy
Effective October 2, 2023, the Board adopted an Incentive Compensation Clawback Policy (the “Clawback Policy”), based upon the recommendation of the Compensation Committee. The Clawback Policy is designed to comply with Section 10D of the Exchange Act, the rules promulgated thereunder and applicable Nasdaq listing standards and applies to current and former Executive Officers (as defined in the Clawback Policy). Pursuant to the Clawback Policy, in the event the Company is required to prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under securities laws, the Company will recover erroneously awarded incentive-based compensation (as defined in the Clawback Policy) from its Executive Officers. The Clawback Policy was filed with the SEC on May 30, 2024 as Exhibit 97.1 to our Annual Report.
Stock Ownership and Retention Guidelines
The Compensation Committee is responsible for the development, oversight, and monitoring of stock ownership guidelines for Non-Employee Directors. In October 2023, the Board amended the stock ownership guidelines upon the recommendation of the Compensation Committee, amending those guidelines adopted by the Board in 2021. The amended stock ownership guidelines include recommendations made by FW Cook. To further align the interests of the Company’s Non-Employee Directors with those of the Company’s stockholders, all Non-Employee Directors are required to hold at least a minimum level of ownership of the Company’s stock and/or deferred stock units while serving as a director of the Company equal to five (5) times the annual cash retainer ($20,000) payable to such Non-Employee Director. For purposes of these guidelines, a Non-Employee Director’s stock ownership shall include all shares of the Company’s common stock owned outright by the Director and by his or her immediate family members (spouse and dependent children) and any shares held in trust for the benefit of the Director and/or his or her immediate family. Directors will retain all shares of the Company’s common stock received pursuant to their service as a member of the Board until this minimum level of ownership is reached. Directors will have five (5) years to attain this ownership threshold. As of the date of this Proxy Statement, all of our Non-Employee Directors are currently in compliance with these stock ownership guidelines, to the extent applicable.
Communications with the Board of Directors
Stockholders and other interested parties desiring to communicate directly with the full Board, the Audit Committee, the Non-Employee Directors as a group or with any individual Director or Directors may do so by sending such communication in writing, addressed to the attention of the intended recipient(s), c/o Office of the General Counsel, Reservoir Media, Inc., 200 Varick Street, Suite 801, New York, New York 10014; phone number: (212) 675-0541. Stockholders and other interested parties may also send such communications in writing, addressed to the attention of the intended recipient(s), c/o Corporate Secretary, Office of the General Counsel, Reservoir Media, Inc., 200 Varick Street, Suite 801, New York, New York 10014.
All communications received that relate to accounting, internal accounting controls or auditing matters will be referred to the Chair of the Audit Committee unless the communication is otherwise addressed. All other communications received will be forwarded to the appropriate Director or Directors.
Information About Our Executive Officers
The following table sets forth information with respect to our Executive Officers as of the date of this proxy statement:
Name	Age	Position(s)
Golnar Khosrowshahi	52	Chief Executive Officer
Rell Lafargue	52	President, Chief Operating Officer
Jim Heindlmeyer	52	Chief Financial Officer
Additional biographical descriptions of the Executive Officers are set forth in the text below. A description of the business experience of Golnar Khosrowshahi and Rell Lafargue is provided above under the section titled “Continuing Directors — Class III Directors” and “Continuing Directors — Class I Directors,” respectively.
Jim Heindlmeyer, 52, is our Chief Financial Officer. Mr. Heindlmeyer has been our Chief Financial Officer since April 2021, in which capacity he has overseen all of the accounting functions company-wide, as well as managed other information technology, human resources, business development and label operations functions. Prior to being appointed as the Chief Financial Officer, Mr. Heindlmeyer was our Executive Vice President of Operations from January 2020 until March 2021. He was an independent consultant from December 2017 until January 2020. From July 2013 until October 2017, Mr. Heindlmeyer served as the President and Chief Operating Officer of Yonder Music, where he led the launch of the music service in multiple countries in Southeast and South Asia, including creating subsidiaries in each of the markets and establishing local offices staffed by professionals responsible for working with the company’s partners in the region. Mr. Heindlmeyer started his career at KPMG LLP, went on to lead finance at TVT Records for over ten years and subsequently moved into the digital music space holding positions at The Orchard and streaming platforms Beyond Oblivion and Yonder Music. Mr. Heindlmeyer graduated from Boston University with a Bachelor of Science in Business Administration, magna cum laude.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
MARCH 31, 2025
Our Board and the Audit Committee are asking our stockholders to ratify the appointment by the Audit Committee of Deloitte & Touche LLP (“Deloitte”), as the independent public accounting firm to conduct the audit of our financial statements for the fiscal year ending March 31, 2025 (“FY 2025”). Stockholder ratification of such selection is not required by our Bylaws or any other applicable legal requirement. However, our Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate governance.
In the event our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain Deloitte for FY 2025. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change should be made.
Deloitte has audited our financial statements since 2021. In accordance with SEC rules and Deloitte policies, audit partners are subject to mandated rotation requirements to limit the number of consecutive years an individual partner may provide audit service to us. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The Audit Committee and its chairperson were directly involved in the selection of Deloitte’s lead engagement partner. The new lead engagement partner was selected in 2024, effective for the fiscal year ending March 31, 2025. A representative of Deloitte is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate stockholder questions.
Principal Accountant Fees and Services
The following table presents fees for professional audit services rendered by Deloitte for the audit of the Company’s financial statements for the years ended March 31, 2024 and 2023 and fees billed for other services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates:
	Years Ended March 31,
	2024	2023
Audit fees(1)	$801,948	$734,969
Audit-related fees(2)	193,267	87,025
Tax fees(3)	126,183	109,134
All other fees(4)	—	—
Total fees	$1,121,398	$931,128

(1)
Audit fees relate to professional services associated with the annual audit of our consolidated financial statements included in our Annual Report on Form 10-K, review of interim consolidated financial statements and professional consultations with respect to accounting issues directly related to the financial statement audit.

(2)
Audit-related fees relate to professional services that are reasonably related to the performance of the audit or review of our financial statements. Audit-related fees listed above for fiscal 2024 were billed for professional services rendered in connection with internal controls remediation. Audit-related fees listed above for fiscal 2023 were billed for professional services rendered in connection with the filing of our S-3 and S-8 registration statements filed in each of July 2022 and October 2021 including documents issued in connection with those filings such as consents.

(3)
Tax fees relate to professional services rendered in connection with tax compliance and preparation relating to tax returns and tax audits, as well as for tax consulting and planning services.

(4)
All other fees relate to professional services not included in the categories above, including services related to other permissible advisory services and regulatory reporting requirement.

Determination of Independence
In considering the nature of the services provided by our independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence.
Additional information concerning the Audit Committee and its activities can be found in the following sections of this proxy statement: “Board Committees — Audit Committee” and “Report of the Audit Committee.”
Pre-Approval Policy
To ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm or other auditors as permitted by Section 10A of the Exchange Act and all related fees and other terms of engagement must be pre-approved by the Audit Committee. The Audit Committee approved all services provided by Deloitte during the years ended March 31, 2024 and 2023. The Audit Committee has considered the nature and amount of the fees billed by Deloitte and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Deloitte’s independence.
Recommendation of Our Board of Directors and Audit Committee
OUR BOARD OF DIRECTORS AND OUR AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2025.
Report of the Audit Committee
The Audit Committee oversees our independent registered public accounting firm and assists our Board in fulfilling its oversight responsibilities on matters relating to the integrity of our financial statements, our compliance with legal and regulatory requirements and our independent registered public accounting firm’s qualifications and independence by meeting regularly with our independent registered public accounting firm and financial management personnel. Management is responsible for the preparation, presentation and integrity of our financial statements.
In fulfilling its oversight responsibilities, the Audit Committee:
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reviewed and discussed our financial statements as of and for the fiscal year ended March 31, 2024 with management and Deloitte;

•
discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;

•
received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB; and

•
discussed the independence of Deloitte with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our Board, and our Board approved, the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 for filing with the SEC. The Audit Committee also appointed Deloitte as our independent registered public accounting firm for fiscal year ending March 31, 2025.
Submitted by the Audit Committee of our Board:
Neil de Gelder
Jennifer G. Koss
Adam Rothstein

EXECUTIVE COMPENSATION
Introduction
This section provides an overview of our executive compensation program, including a narrative description of the material factors necessary to understand the information disclosed below under the “— Summary Compensation Table.” For fiscal 2024, our “Named Executive Officers” are:
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Golnar Khosrowshahi, our Chief Executive Officer;

•
Rell Lafargue, our President and Chief Operating Officer; and

•
Jim Heindlmeyer, our Chief Financial Officer.

The compensation program for our Named Executive Officers consists principally of the following elements: base salary; performance-based cash bonus; and equity-based incentive compensation. We also provide general employee benefits, as well as certain severance benefits upon certain terminations of employment.
Summary of Named Executive Officer Offer Letters and Employment Agreements
Golnar Khosrowshahi
On April 1, 2021, Ms. Khosrowshahi entered into an employment agreement (the “Khosrowshahi Employment Agreement”) with the Company to serve as the Chief Executive Officer for a term beginning on April 1, 2021 through April 1, 2024, which will automatically be extended for successive two-year periods, unless either party provides written notice to the other party at least 180 days prior to the expiration of the term of its intent not to extend the Khosrowshahi Employment Agreement. Under the Khosrowshahi Employment Agreement, Ms. Khosrowshahi’s annual base salary is $400,000, increasing by 2.5% on April 1, 2022 and each subsequent anniversary during the employment term, and she will be eligible to receive a target annual bonus equal to 50% of her then current base salary based on the attainment of certain company revenue targets and qualitative measures, as determined by the Board in consultation with Ms. Khosrowshahi. In addition, as soon as practicable after April 1, 2021, she is entitled to a long-term equity award with a grant date fair value of $3,680,000. The Company is providing this award in the form of four annual grants of restricted stock units with a grant date value equal to $920,000 per fiscal year, each of which will vest at the end of each applicable fiscal year. The Khosrowshahi Employment Agreement was amended effective June 29, 2023 to clarify this treatment.
The Khosrowshahi Employment Agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances. See “—Potential Payments upon Termination of Employment or Change in Control” for a description of such severance benefits. Ms. Khosrowshahi is subject to certain post-termination restrictive covenants under the Khosrowshahi Employment Agreement, including 12-month non-competition, 12-month non-solicitation of employees, perpetual mutual non-disparagement and perpetual confidentiality covenants.
Rell Lafargue
On April 1, 2021, Mr. Lafargue entered into an amended and restated employment agreement (the “Lafargue Employment Agreement”) with the Company, pursuant to which Mr. Lafargue would continue to serve as the President and Chief Operating Officer for a term beginning on April 1, 2021 through April 1, 2024, which automatically extends for additional two-year periods, unless either party provides written notice to the other party at least 180 days prior to the expiration of the term of its intent not to extend the Lafargue Employment Agreement. On October 2, 2023, the Company elected to extend the term of the Lafargue Employment Agreement through April 1, 2026. Under the Lafargue Employment Agreement, Mr. Lafargue’s annual base salary increased to $370,000, which is subject to an additional 2.5% increase (or such greater amount as determined by the Chief Executive Officer) on April 1, 2022 and on each subsequent anniversary during the employment term. In addition, Mr. Lafargue’s target annual bonus is 10% of his then current base salary and Mr. Lafargue is entitled to an additional bonus equal to 3.5% of EBITDA for each fiscal year during the employment term (the “Lafargue Annual EBITDA Bonus”). To the extent the Lafargue

Annual EBITDA Bonus exceeds $500,000, such excess may be paid in cash or equity in the form of restricted stock (the “Lafargue Additional Awards”). The Lafargue Additional Awards vest equally over two years (unless terminated earlier by the Company without “cause,” by Mr. Lafargue for “good reason” or due to disability or death, in which case 50% will vest on the earlier of the first and second anniversary of (A) the date on which Mr. Lafargue receives the cash portion of the Lafargue Annual EBITDA Bonus and (B) the grant date of the restricted stock).
The Lafargue Employment Agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances. See “—Potential Payments upon Termination of Employment or Change in Control” for a description of such severance benefits. Mr. Lafargue is subject to certain post-termination restrictive covenants under the Lafargue Employment Agreement, including 6-month non-solicitation of employees, perpetual non-disparagement and perpetual confidentiality covenants.
Jim Heindlmeyer
On April 1, 2021, Mr. Heindlmeyer entered into an amended and restated employment agreement (the “Prior Heindlmeyer Employment Agreement”) with the Company, pursuant to which he was promoted to the position of the Chief Financial Officer commencing April 1, 2021. Effective as of April 1, 2021, Mr. Heindlmeyer’s annual base salary increased from $240,000 to $247,200 and he was eligible to receive a target annual bonus of 20% of his then current base salary based on attainment of certain criteria designated by the Chief Executive Officer, including, without limitation, company revenue targets and qualitative measures.
On May 26, 2022, Mr. Heindlmeyer entered into a seconded amended and restated employment agreement (the “Current Heindlmeyer Employment Agreement”) with the Company, pursuant to which Mr. Heindlmeyer would continue to serve as the Chief Financial Officer for a term beginning on April 1, 2022 through April 1, 2025, which the Company has the option to extend for an additional two-year period. Mr. Heindlmeyer’s annual base salary increased from $247,200 to $350,000 and shall increase by 2.5% (or such greater amount as determined by the Chief Executive Officer) on April 1, 2023 and on each subsequent anniversary during the employment term. In addition, for the fiscal year beginning April 1, 2022 and each fiscal year thereafter, Mr. Heindlmeyer is eligible to receive a cash target annual bonus equal to 50% of his then current base salary based on the attainment of certain Company revenue and adjusted EBITDA targets, as established by the Board or Chief Executive Officer. Moreover, for each completed year commencing with the fiscal year ending March 31, 2023, subject to the approval of the Compensation Committee, Mr. Heindlmeyer is eligible to receive a grant of equity or equity-based awards pursuant to the 2021 Incentive Plan and a related award agreement. The target amount of such award is equal to 50% of his base salary and may be subject to time and/or performance-based vesting (including achievement of specified performance criteria as determined by the Chief Executive Officer or the Board).
The Current Heindlmeyer Employment Agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances. See “—Potential Payments upon Termination of Employment or Change in Control” for a description of such severance benefits. Under the Current Heindlmeyer Employment Agreement, Mr. Heindlmeyer is subject to certain post-termination restrictive covenants, including perpetual mutual non-disparagement and confidentiality covenants.
Base Salary
We pay base salaries to attract, recruit and retain qualified employees. In fiscal 2024 each of our Named Executive Officers received the 2.5% increase as set forth in their respective employment agreement.
2021 Omnibus Incentive Plan
On July 28, 2021, in connection with the business combination between our predecessor, Roth CH Acquisition II Co. (“ROCC”), and Reservoir Holdings, Inc. (“RHI”) (the “Business Combination”), whereby the Company’s legal name became “Reservoir Media, Inc.,” we adopted the Reservoir Media, Inc. 2021 Omnibus Incentive Plan (the “2021 Incentive Plan”) which became effective on such date. The 2021 Incentive Plan is administered by the Compensation Committee. The exercise prices, vesting and other restrictions are determined by the Board, except that the exercise price per share of a stock option may not be less than 100% of the fair value of the common stock on the date of grant. Stock options awarded under the 2021 Incentive Plan typically expire 10 years after the date of the grant and generally have vesting conditions that the Compensation Committee will determine.
Retirement Benefits
We have a 401(k) retirement savings plan open to U.S. based employees who have completed three months of eligible service. We contribute $0.60 for every $1.00 of employee contributions up to a maximum of 6% of the employee’s salary based upon each individual participant’s election.
Summary Compensation Table
The following table sets forth information regarding the compensation paid to, awarded to or earned by our Chief Executive Officer and our two other most highly compensated Executive Officers for services rendered in all capacities during the years ended March 31, 2024 and March 31, 2023.
Name and Principal Position	Fiscal Year	Salary ($)	Option Awards ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Golnar Khosrowshahi Chief Executive Officer	2024	420,250	—	920,000	210,125	11,972	1,562,347
	2023	410,000	—	920,000	205,000	11,070	1,546,070
Rell Lafargue President & Chief Operating Officer	2024	388,731	—	1,121,730	538,873	11,965	2,061,299
	2023	379,250	—	944,308	537,925	11,063	1,872,546
Jim Heindlmeyer Chief Financial Officer	2024	358,750	—	175,000	179,375	11,681	724,806
	2023	350,000	—	34,602	175,000	10,746	570,348

(1)
The amounts reported in this column represent the grant date fair value of restricted stock units granted to the Named Executive Officers in fiscal 2023 and fiscal 2024 and do not correspond to the actual economic value that the Named Executive Officers may ultimately realize. Under applicable SEC rules, grants of equity awards are reported for the fiscal year in which they are granted (even if intended as a bonus for the prior fiscal year). Thus, the amounts shown for Ms. Khosrowshahi, Messrs. Lafargue and Heindlmeyer (i) in fiscal 2024 reflect the equity portion of their annual bonus for fiscal 2023, and (ii) in fiscal 2023 reflect the equity portion of their annual bonus for fiscal 2022.

(2)
The amounts reported in this column represent cash bonuses earned based on performance for the fiscal year, based on the achievement of pre-established financial performance criteria, for example, adjusted EBITDA targets and individual performance goals.

(3)
The amounts reported in this column reflect the total Company contributions to each Named Executive Officer’s account in the Company’s tax-qualified 401(k) plan.

Outstanding Equity Awards at Fiscal Year-End 2024
The following table provides information about the outstanding equity awards (unvested and vested) held by our Named Executive Officers as of March 31, 2024.
		Option Awards(1)			Stock Awards
Name	Grant Date	Number of Securities Underlying Exercisable Options (#)	Option Exercise Price	Options Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Golnar Khosrowshahi	7/28/2021	352,918	$5.11	5/1/2029	145,110	1,150,722
Rell Lafargue	7/28/2021	352,918	$5.11	5/1/2029	250,818	1,988,987
Jim Heindlmeyer	7/28/2021	56,466	$5.11	5/1/2029	27,602	218,884

(1)
The amounts reported in these columns represent the number, option exercise price and option expiration date of outstanding stock options held by the Named Executive Officers as of March 31, 2024.

(2)
This column shows the number of unvested time-based restricted stock units held by the Named Executive Officers as of March 31, 2024. Ms. Khosrowshahi’s restricted stock units vested with respect to 145,110 shares on April 1, 2024. Mr. Lafargue’s restricted stock units vested with respect to 162,354 shares on May 31, 2024, and will vest with respect to the remaining 88,464 shares on May 31, 2025. Mr. Heindlmeyer’s restricted stock units vested with respect to 13,801 shares on May 31, 2024, and will vest with respect to the remaining 13,801 shares on May 31, 2025.

(3)
This column shows the market value of the unvested restricted stock units held by the Named Executive Officers based on $7.93 per share, the closing price of the common stock on March 28, 2024, the last trading day of fiscal 2024.

Potential Payments upon Termination of Employment or Change in Control
The discussion below sets forth a summary of the severance payments and benefits that Ms. Khosrowshahi, Mr. Lafargue and Mr. Heindlmeyer would receive upon a termination without “cause” or resignation for “good reason,” as of March 31, 2024. None of the Named Executive Officers is entitled to any additional severance payments or benefits upon his or her death, disability or a non-renewal of the contract, or upon a change in control absent a termination of employment. None of the Named Executive Officers is entitled to any enhanced change in control severance payments or benefits.
Golnar Khosrowshahi
Pursuant to the Khosrowshahi Employment Agreement, upon a termination of employment for any reason (other than for “cause”), Ms. Khosrowshahi will be entitled to receive her accrued but unpaid (i) base salary, (ii) benefits under any employee benefit plans, programs or arrangements (other than severance plans, programs or arrangements), (iii) vacation or sick day pay and (iv) business expenses eligible for reimbursement, in each case, through the date of termination. In addition, upon a termination of employment by the Company without “cause” or Ms. Khosrowshahi’s resignation for “good reason,” subject to her execution of a mutual general release of claims, Ms. Khosrowshahi will be eligible to receive (i) a prorated annual bonus for the year of termination and (ii) a lump sum payment equal to the sum of her base salary at the rate in effect at the time of termination and target bonus as if she continued to remain employed for the balance of her then-current employment term or, if greater, two times the sum of her base salary and target bonus.
For purposes of the Khosrowshahi Employment Agreement, “cause” generally means willful fraud, misappropriation, embezzlement or any other act of misconduct which is demonstrably and materially injurious to us taken as a whole, or material failure to comply with a material provision of the Khosrowshahi Employment Agreement, which results in material harm to us taken as a whole. Ms. Khosrowshahi would not be deemed to have been terminated for “cause” unless and until there shall have been delivered to her a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a meeting of the Board called and held for the purpose of making a determination of whether “cause” for termination exists (after reasonable notice to Ms. Khosrowshahi and an opportunity for cure (to the extent curable) and an opportunity for her (and her counsel) to be heard before the Board), finding that in the good faith opinion of the Board, she is guilty of misconduct as set forth above and specifying the particulars thereof in detail.
For purposes of the Khosrowshahi Employment Agreement, “good reason” generally means, without Ms. Khosrowshahi’s consent, (i) a reduction in base salary, (ii) a reduction in bonus opportunity, (iii) any failure by us to pay or provide any material compensation, (iv) any material diminution of the duties, responsibilities, authority, positions or titles, (v) our requiring Ms. Khosrowshahi to be based at any location more than a 30 mile radius from her current work location that increases her commute (it being understood that temporary relocations on account of disaster or other disruption shall not constitute “good reason” as long as she is permitted to work remotely or (vi) any material breach by us of any material term or provision of the Khosrowshahi Employment Agreement; provided, however, that none of the events described in the foregoing clauses shall constitute “good reason” unless Ms. Khosrowshahi has notified us in writing describing the events that constitute “good reason” within 90 calendar days following the first occurrence of such events and then only if we fail to cure such events within 30 calendar days after our receipt of such written notice, and she will have terminated her employment with us within 60 calendar days following the expiration of such cure period.
Rell Lafargue
Pursuant to the Lafargue Employment Agreement, such that upon a termination of employment by the Company without “cause” or Mr. Lafargue’s resignation for “good reason,” subject to his execution of a general release of claims, Mr. Lafargue will be eligible to receive (i) payment of his then current base salary for the balance of the term and prorated annual bonus for the year of termination , (ii) payment by the Company of the employer-portion of his medical premiums for twelve months, (iii) prorated Lafargue Annual EBITDA Bonus for the year of termination (and full vesting of any equity granted pursuant to the prorated Lafargue Annual EBITDA Bonus), (iv) the unpaid cash portion of the prior year’s Lafargue Annual EBITDA Bonus and full vesting of any equity outstanding pursuant to a prior year Lafargue Annual EBITDA Bonus and (v) prorated target annual bonus. In addition to the foregoing severance benefits, upon a termination of employment for any reason (other than for “cause”), Mr. Lafargue will be entitled to receive his accrued but unpaid (i) base salary, (ii) benefits under any employee benefit plans, programs or arrangements (other than severance plans, programs or arrangements), (iii) vacation or sick day pay and (iv) business expenses eligible for reimbursement, in each case, through the date of termination.
For purposes of the Lafargue Employment Agreement, “cause” generally means any one of the following as determined by us in its good faith reasonable discretion: (i) fraud, misappropriation, embezzlement or any other act of misconduct; (ii) conviction of any crime; (iii) uncurable material breach of the Current Lafargue Employment Agreement or any of our material policy (e.g., the Workplace Harassment and Discrimination Policy, Confidentiality Policy, Safe Workplace Policy, Professional Conduct Policy, Travel and Entertainment Expense Policy); (iv) any act that has or may have a materially adverse effect on our reputation; (v) repeated failure, inability or neglect to perform the duties and responsibilities of Mr. Lafargue’s position, to perform such duties in a manner acceptable to us, or to obey our lawful directive; and/or (vi) a good faith determination by us that the use of drugs or alcohol is interfering with the performance of Mr. Lafargue’s duties. Prior to any termination for “cause” under clauses (iii), (iv) or (v) of the “cause” definition, we must furnish a written notice generally describing the conduct that is alleged to constitute “cause” and give Mr. Lafargue 30 days from the date of receipt of such notice to cure such conduct, if curable. Such notice shall not be required more than once during the employment term.
For purposes of the Lafargue Employment Agreement, “good reason” generally means, without Mr. Lafargue’s consent, (i) a reduction in base salary, (ii) a reduction in bonus opportunity, (iii) any failure by us to pay or provide any material compensation (other than by reason of clerical error), (iv) any material diminution of the responsibilities, authority, positions or titles, or (v) our requiring Mr. Lafargue to be based at any location more than a 30 mile radius from his current work location that increases his commute (it being understood that temporary relocations on account of disaster or other disruption shall not constitute “good reason” as long as he is permitted to work remotely). Prior to any resignation for “good reason,” Mr. Lafargue must give written notice to us within 60 calendar days following the first occurrence of such alleged failure and allow us 30 days in which to cure the deficiency. If we fail to cure within the 30 day period, he may resign after such 30 day period has expired.
Jim Heindlmeyer
Pursuant to the Current Heindlmeyer Employment Agreement, upon a termination of employment for any reason (other than for “cause,” as defined in the Company’s 2021 Incentive Plan), Mr. Heindlmeyer will be entitled to receive his accrued but unpaid (i) base salary, (ii) benefits under any employee benefit plans, programs or arrangements (other than severance plans, programs or arrangements), (iii) vacation or sick day pay and (iv) business expenses eligible for reimbursement, in each case, through the date of termination. In addition, upon a termination of employment by the Company without “cause” Mr. Heindlmeyer will be eligible to receive (i) a prorated annual bonus for the year of termination and (ii) subject to his execution of a general release of claims, continued payment of the base salary for the balance of the employment term.
Compensation of Directors
Each of our Non-Employee Directors is entitled to an annual cash retainer of $20,000 payable quarterly in arrears and an annual equity grant of $80,000 in consideration for their service on the Board. In addition, our Chair of the Board and certain committee Chairs receive an annual cash retainer as described below.. In addition, each Director is reimbursed for out-of-pocket expenses for his or her service on the Board.
Director Compensation Table
The following table sets forth information regarding the compensation paid to, awarded to or earned by the members of our Board for services rendered in all capacities during the year ended March 31, 2024.
Name	Fiscal Year	Fees Earned ($)(1) (2)	Stock Awards($)(3)	Total ($)
Stephen M. Cook	2024	20,000	80,000	100,000
Helima Croft	2024	20,000	80,000	100,000
Neil de Gelder(4)	2024	35,000	80,000	115,000
Ezra S. Field(5)	2024	50,000	80,000	130,000
Golnar Khosrowshahi	2024	—	—	—
Jennifer G. Koss	2024	20,000	80,000	100,000
Rell Lafargue	2024	—	—	—
Adam Rothstein	2024	20,000	80,000	100,000
Ryan P. Taylor	2024	20,000	80,000	100,000

(1)
The amounts in this column represent the value of the annual fees earned by Non-Employee Directors for their service on the Board, as well as the fees for the Chair of the Board, Chair of the Audit Committee and Chair of the Compensation Committee.

(2)
Each Non-Employee Director is permitted to elect to receive his or her annual cash retainer and any other cash retainer in vested deferred stock units. As of March 31, 2024, each of Mr. Cook and Mr. Taylor have the right to receive 3,249 shares upon settlement of vested deferred stock units on July 29, 2024. Ms. Koss has the right to receive 3,107 shares upon settlement of vested deferred stock units upon termination from her service as a Director of the Company.

(3)
Each Non-Employee Director receives an annual equity grant of $80,000 in restricted stock units. The number of shares granted is equal to $80,000 divided by the fair market value of the underlying stock on the date of grant. In fiscal 2024, annual equity grants were made to our Non-Management Directors on August 17, 2023 (other than Ms. Croft who received her prior year equity grant on September 8, 2023) and vest on July 28, 2024 to align with the third anniversary of the Business Combination, subject to the Directors’ continued service on such date. As of March 31, 2024, each of Mr. Cook, Mr. de Gelder, Mr. Field, Ms. Koss, Mr. Rothstein and Mr. Taylor held 14,953 unvested restricted stock units.

(4)
As Chair of the Audit Committee, Mr. de Gelder receives an annual cash retainer of $15,000 to be paid in quarterly installments in arrears.

(5)
As Chair of the Board, Mr. Field receives an annual cash retainer of $15,000 to be paid in quarterly installments in arrears. Mr. Field is also entitled to an annual cash retainer as Chair of the Compensation Committee of $15,000 to be paid in quarterly installments in arrears.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Other than compensation arrangements for our Executive Officers and Directors (see “Executive Compensation” for a discussion of compensation arrangements for our Named Executive Officers and Directors), the following includes a summary of transactions since March 31, 2021 and any currently proposed transactions to which we have been or are to be a party in which:
•
the amounts involved exceeded or will exceed $120,000; and

•
any of our Directors, Executive Officers or holders of more than 5% of our capital stock or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Stockholders Agreement
On April 14, 2021, Roth CH Acquisition II Co. (“ROCC”), our predecessor, entered into the Stockholders Agreement with CHLM Sponsor-1 LLC (the “Sponsor”) and Reservoir Holdings, Inc. (“RHI”). The Stockholders Agreement became effective upon the consummation of the Business Combination. Pursuant to the terms of the Stockholders Agreement, for a period of two years following the closing of the Business Combination, RHI is obligated to nominate an individual for election to the Board, or any committee thereof, that is mutually selected by the Sponsor and RHI. The initial designee to the Board was Mr. Adam Rothstein. In addition, pursuant to the Stockholders Agreement, for a period of two years following the closing of the Business Combination, the Sponsor has agreed to vote, or cause to be voted, at any meeting of our stockholders called for the purpose of electing the applicable class of Directors all of the shares of common stock held by the Sponsor in favor of the election of an individual mutually selected by the Sponsor and RHI.
Amended and Restated Registration Rights Agreement
On April 14, 2021, ROCC entered into the Amended and Restated Registration Rights Agreement with certain holders of ROCC common stock and the holders of all of RHI common stock. The Amended and Restated Registration Rights Agreement became effective upon the consummation of the Business Combination. Pursuant to the terms of the Amended and Restated Registration Rights Agreement, ROCC agreed to grant to the holders of RHI Common Stock the same rights to registration of the shares of ROCC Common Stock to be received by the holders of RHI common stock in connection with the consummation of the Business Combination as the holders of ROCC common stock signatory to the ROCC Registration Rights Agreement were granted in connection with the IPO.
Indemnification Agreements
Our Certificate of Incorporation contains provisions limiting the liability of the members of the Board and our Bylaws provide that we will indemnify each of the members of the Board and Executive Officers to the fullest extent permitted under Delaware law. The Bylaws also provide the Board with discretion to indemnify our employees and agents.
We have entered into indemnification agreements with each of our Directors and Executive Officers and certain other key employees. The indemnification agreements provide that we will indemnify each of our Directors and Executive Officers and such other key employees against any and all expenses incurred by such Director, Executive Officer or other key employee because of his or her status as one of our Directors, Executive Officers or other key employees, to the fullest extent permitted by Delaware law, our Certificate of Incorporation and our Bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our Directors, Executive Officers and other key employees in connection with a legal proceeding involving his or her status as a Director, Executive Officer or key employee.
Related Party Transactions Policy
The Board has adopted a written policy on transactions with related parties that is in conformity with the requirements for issuers having publicly held common stock that is listed on NASDAQ. Related party transactions are defined as transactions in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) we or any of our subsidiaries is a participant and (iii) any (x) Executive Officer, Director or nominee for election as a Director, (y) greater than 5% beneficial owner of the Common Stock, or (z) immediate family member of the persons referred to in clauses (x) and (y) has or will have a direct or indirect material interest (other than solely as a result of being a Director or a less than 10% beneficial owner of another entity). Under the policy, our General Counsel is primarily responsible for developing and implementing processes and procedures to obtain information regarding related parties with respect to potential related party transactions and then determining, based on the facts and circumstances, whether such potential related party transactions do, in fact, constitute related party transactions requiring compliance with the policy. If our General Counsel determines that a transaction or relationship is a related party transaction requiring compliance with the policy, our General Counsel is required to present to our Audit Committee all relevant facts and circumstances relating to the related party transaction. Our Audit Committee is required to review the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Ethics and either approve or disapprove the related party transaction. If our Audit Committee’s approval of a related party transaction requiring our Audit Committee’s approval is not feasible in advance of such related party transaction, then the transaction may be preliminarily entered into upon prior approval of the transaction by the Chair of the Audit Committee, subject to ratification of the transaction by our Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, however, that, if the ratification is not forthcoming, our management will make all reasonable efforts to cancel or annul the related party transaction. If a transaction was not initially recognized as a related party transaction, then, upon such recognition, the related party transaction will be presented to our Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, however, that, if the ratification is not forthcoming, our management will make all reasonable efforts to cancel or annul the related party transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related party transaction and will provide a status report at least annually of all then current related party transactions. No member of the Board is permitted to participate in approval of a related party transaction for which he or she is a related party.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information relating to the beneficial ownership of our common stock as of May 31, 2024, referred to in the table below as the “Beneficial Ownership Date”:
•
each person, or group of affiliated persons, who we know to beneficially own more than 5% of our common stock;

•
unaffiliated persons, who we know to beneficially own more than 5% of our common stock;

•
each of our Named Executive Officers for fiscal 2024;

•
each of our current Directors; and

•
all of our current Directors and Executive Officers as a group.

Percentage ownership of our common stock is based on 64,826,864 shares of common stock outstanding as of March 31, 2024.
Beneficial ownership is determined in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address of each person or entity named in the table below is 200 Varick Street, Suite 801, New York, New York 10014.
Name of beneficial owner	Shares beneficially owned	Percentage of shares Beneficially owned
5% Stockholders:
Wesbild, Inc. & Affiliates(1)	28,426,573	44%
ER Reservoir LLC(2)	13,638,620	21%
Irenic Capital Management LP(3)	4,736,307	7%
Named Executive Officers and Directors:
Golnar Khosrowshahi(4)	579,085	*
Rell Lafargue(4)	506,881	*
Jim Heindlmeyer(4)	92,684	*
Stephen M. Cook(5)	1,147,044	2%
Helima Croft	—	—
Ezra S. Field(6)	139,363	*
Neil de Gelder(6)	39,471	*
Jennifer G. Koss(6)	39,471	*
Adam Rothstein(7)	428,127	*
Ryan P. Taylor(8)	14,236,585	22%
All current Directors and Named Executive Officers as a group (10 persons)	17,208,711	27%

*
less than 1%

(1)
Hassan Khosrowshahi is the father of Golnar Khosrowshahi and the Chairman of Wesbild, Inc. (“Wesbild”) Hassan Khosrowshahi may be deemed to be the beneficial owner of 28,226,573 shares of the Common Stock held by Wesbild by virtue of his position as the chair and controlling person of Wesbild. Also includes 200,000 shares owned by Persis Holdings Ltd. (“Persis”). Mr. Khosrowshahi may be deemed to be the beneficial owner of the Shares held by Persis by virtue of his position as the chairman and controlling person of Persis. Accordingly, Mr. Khosrowshahi may be deemed to have sole voting and dispositive power with respect to all such shares of the Common Stock.

(2)
Represents 13,620,418 shares owned directly by ER Reservoir LLC and also includes the right to receive 14,953 shares upon settlement of restricted stock units upon vesting within 60 days and the right to receive 3,249 shares upon settlement of vested deferred stock units within 60 days granted to Mr. Ryan Taylor in connection with his annual and quarterly Board service. Due to his position as the manager of the general partner of a manager of ER Reservoir LLC, Mr. Taylor has directed the Company to transfer all shares issued upon settlement of restricted stock units and deferred stock units into the account of ER Reservoir LLC on the applicable settlement date. Mr. Taylor may be deemed to share voting and dispositive power over the shares of the Company’s common stock owned by ER Reservoir LLC. The address of ER Reservoir LLC is c/o Richmond Hill Investment Co., LP, 381 Park Avenue South, Suite 1101, New York, New York 10016.

(3)
Based solely on a Schedule 13D/A filed with the SEC on April 26, 2024 by Irenic Capital Management LP, reporting beneficial ownership as of April 24, 2024, with sole voting and sole dispositive power with respect to 4,736,307 shares of our common stock. Irenic Capital Management LP, a Delaware limited partnership (“Irenic Capital”), the investment manager of Irenic Capital Evergreen Master Fund LP, a Cayman Islands limited partnership (“Irenic Evergreen Master”) and Irenic Capital Opportunity Master Fund LP, a Cayman Islands limited partnership (“Irenic Opportunity Master” and together with Irenic Evergreen Master, the “Irenic Funds”), with respect to the Shares held by the Irenic Funds. Irenic Capital Management GP LLC (“Irenic Capital GP”), a Delaware limited liability company, is the general partner of Irenic Capital. Irenic Capital Evergreen Fund GP LLC (“Irenic Evergreen GP”), a Delaware limited liability company, is the general partner of Irenic Evergreen Master. Irenic Capital Opportunity Fund GP LLC (“Irenic Opportunity GP”), a Delaware limited liability company, is the general partner of Irenic Opportunity Master. Adam Katz is the Chief Investment Officer of Irenic Capital and a managing member of each of Irenic Capital GP, Irenic Evergreen GP and Irenic Opportunity GP. Andrew Dodge is the Director of Research of Irenic Capital and a managing member of each of Irenic Capital GP, Irenic Evergreen GP and Irenic Opportunity GP. Irenic Capital Management LP has its principal business office at 767 Fifth Avenue, 15th Floor, New York, NY 10153.

(4)
Includes shares of common stock and shares of common stock that could be received upon exercise of employee stock options and restricted stock units.

(5)
Includes the right to receive 14,953 shares upon settlement of restricted stock units upon vesting within 60 days and the right to receive 3,249 shares upon settlement of vested deferred stock units within 60 days. Also includes 226,089 shares of common stock and 1,693 fully-exercisable warrants owned by BTCSJC Music LLC. Mr. Cook has sole voting and dispositive power over the shares of Common Stock owned by BTCSJC Music LLC. The address of each of Mr. Cook and BTCSJC Music LLC is 617 Blanco Street, Austin, Texas 78703.

(6)
Includes the right to receive 14,953 shares upon settlement of restricted stock units upon vesting within 60 days.

(7)
Represents 252,648 shares of common stock and 160,526 fully-exercisable warrants owned by Mr. Rothstein. Also includes the right to receive 14,953 shares upon settlement of restricted stock units upon vesting within 60 days.

(8)
Represents 13,620,418 shares owned directly by ER Reservoir LLC, 179,389 shares owned directly by Richmond Hill Capital Partners, LP (“RHCP”) and 418,576 of shares owned directly by Essex Equity Joint Investment Vehicle, LLC (“EEJIV”). Also includes the right to receive 14,953 shares upon settlement of restricted stock units upon vesting within 60 days and the right to receive 3,249 shares upon settlement of vested deferred stock units within 60 days granted. Due to his position as the manager of the general partner of a manager of ER Reservoir LLC, Mr. Taylor has directed the Company to transfer all shares issued upon settlement of restricted stock units and deferred stock units into the account of ER Reservoir LLC on the applicable settlement date. Mr. Taylor may be deemed to share voting and dispositive power over the shares of Common Stock owned by ER Reservoir LLC, RHCP and EEJIV and therefore may be deemed to be the beneficial owner of such shares of common stock but disclaims beneficial ownership of such shares of common stock, except to the extent of his pecuniary interest therein. The address of Mr. Taylor is c/o Richmond Hill Investment Co., LP, 381 Park Avenue South, Suite 1101, New York, New York 10016.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our Directors, Executive Officers and holders of more than 10% of our common stock to file reports regarding their ownership and changes in ownership of our securities with the SEC and to furnish us with copies of all Section 16(a) reports that they file. We believe that during the fiscal year ended March 31, 2024, our Directors, Executive Officers and holders of more than 10% of our common stock complied with all applicable Section 16(a) filing requirements except for the following: one Form 4 to report one transaction for each of Golnar Khosrowshahi and Rell Lafargue, both of which were filed late due to administrative error.

QUESTIONS AND ANSWERS
THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.
How do I attend the Annual Meeting?
Our Board considers the appropriate format for our Annual Meeting of stockholders. To allow for greater stockholder participation, the Annual Meeting will be a virtual stockholder meeting. You will be able to listen to the meeting, submit questions and vote online. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/RSVR2024. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. There is no physical location for the Annual Meeting.
The virtual Annual Meeting format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our management and Board, as appropriate. If you wish to submit a question during the Annual Meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/RSVR2024, clicking the Q&A button on your screen and typing your question into the provided text field.
We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business or are inappropriate. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Annual Meeting will be answered in the live Question and Answer session during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on the investor relations page of our website at https://investors.reservoir-media.com, as soon as practicable after the Annual Meeting.
Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting will be available during the Annual Meeting at www.virtualshareholdermeeting.com/RSVR2024.
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page for assistance. Technical support will be available beginning approximately 15 minutes prior to the start of the Annual Meeting through its conclusion. Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at www.virtualshareholdermeeting.com/RSVR2024. The virtual Annual Meeting platform is fully supported across browsers (Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong internet connection if you intend to attend and/or participate in the Annual Meeting.
What proposals will be voted on at the Annual Meeting?
Stockholders will vote on two proposals at the Annual Meeting:
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the election of three Class III Directors named in this proxy statement; and

•
the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2025.

We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your properly executed proxy gives authority to Rell Lafargue, our President and Chief Operating Officer and Jim Heindlmeyer, our Chief Financial Officer, the authority, with full power of substitution, to vote on such matters at their discretion.

How does the Board recommend that stockholders vote on the proposals?
Our Board recommends that stockholders vote “FOR” the election of the three Class III Directors and vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2025.
What happens if other business not discussed in this proxy statement comes before the Annual Meeting?
The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this proxy statement. If other business comes before the Annual Meeting and is proper under our Certificate of Incorporation, Bylaws and Delaware law, the Company representatives will use their discretion in casting all of the votes that they are entitled to cast.
Why am I receiving these materials?
We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.
Pursuant to SEC rules, we are providing access to our proxy materials over the Internet. Accordingly, we are sending an Internet Notice to all of our stockholders as of the record date. All stockholders may access our proxy materials on the website referred to in the Internet Notice. You may also request to receive a printed set of the proxy materials. You can find instructions regarding how to access our proxy materials over the Internet and how to request a printed copy in the Internet Notice. Additionally, by following the instructions in the Internet Notice, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe that these rules allow us to provide our stockholders with the information they need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.
Who is entitled to vote?
The record date for the Annual Meeting is the close of business on June 13, 2024. As of the record date, 65,036,255 shares of common stock, par value $0.0001 per share, were outstanding. Only holders of record of our common stock as of the record date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the record date.
How can I vote my shares?
Voting on the Internet
You can vote your shares over the Internet by following the instructions in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. The Internet voting procedures are designed to authenticate your identity, allow you to vote your shares and confirm your voting instructions have been properly recorded. If you vote over the Internet, you do not need to complete and mail a proxy card or attend the Annual Meeting to have your vote count. We encourage you to vote your shares over the Internet in advance of the Annual Meeting even if you plan to attend the Annual Meeting.
Voting by Mail
You can vote your shares by mail by requesting a printed copy of the proxy materials sent to your address. When you receive the proxy materials, you may fill out the proxy card enclosed therein and return it per the instructions on the card. By signing and returning the proxy card according to the instructions provided, you are enabling the individuals named on the proxy card, known as “proxies,” to vote your shares at the Annual Meeting in the manner you indicate. If you request a printed copy of the proxy materials, we encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting. Proxy cards can be returned via mail to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting by Telephone
You can vote your shares by telephone. Instructions are included on your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. If you vote by telephone, you do not need to complete and mail your proxy card or attend the Annual Meeting to have your vote count.
What if I am not the stockholder of record?
If you are a holder of record of shares of common stock of the Company, you may direct your vote as instructed above.
If you hold your shares in street name via a broker, bank or other nominee, you may direct your vote by signing, dating and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank or other nominee for further details.
Can I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:
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delivering to the attention of the Corporate Secretary at Reservoir Media, Inc., 200 Varick Street, Suite 801, New York, New York 10014, a written notice of revocation of your proxy;

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delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or

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attending the Annual Meeting and voting your shares electronically. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee.
What is a broker non-vote?
Brokers, banks or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. The only routine matter to be presented at the Annual Meeting is the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2025 (Proposal Two). The election of the three Class III Directors (Proposal One) is a non-routine matter.
A broker non-vote occurs when a broker, bank or other nominee does not vote on a non-routine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. If a broker, bank or other nominee exercise their discretionary voting authority on Proposal Two, such shares will be considered present at the Annual Meeting for quorum purposes and broker non-votes will occur as to Proposal One, or any other non-routine matters that are properly presented at the Annual Meeting. Broker non-votes will have no impact on the voting results.
What constitutes a quorum?
The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the aggregate number of shares of our issued and outstanding common stock entitled to vote thereat as of the record date shall constitute a quorum for the transaction of business at the Annual Meeting. Stockholders participating in the virtual meeting are considered to be attending the meeting “in person.” Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting.

What vote is required to approve each matter to be considered at the Annual Meeting?
Proposal One: Election of the three Class III Directors Named in this Proxy Statement.
Our Bylaws provide for a plurality voting standard for the election of Directors. This means that the Director nominee with the most votes for a particular seat is elected for that seat. An abstention or a broker non-vote on Proposal One will not have any effect on the election of the Directors.
Proposal Two: Ratification of the Appointment of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending March 31, 2025.
The affirmative vote of the majority of our shares of common stock at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Proposal Two. An abstention on Proposal Two will have the same effect as a vote “AGAINST” Proposal Two. Brokers will have discretionary authority to vote on this proposal. Accordingly, there will not be any broker non-votes on Proposal Two.
What is the deadline for submitting a proxy?
To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern Time on the day before the Annual Meeting and proxies submitted by mail should be received by the close of business on the day prior to the date of the Annual Meeting.
What does it mean if I receive more than one Internet Notice or proxy card?
If you hold your shares in more than one account, you will receive an Internet Notice or proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the Internet Notice or proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every Internet Notice or proxy card that you receive.
How will my shares be voted if I return a blank proxy card or a blank voting instruction card?
If you are a holder of record of our common stock and you sign and return a proxy card or otherwise submit a proxy without giving specific voting instructions, your shares will be voted:
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“FOR” the election of the three nominees for Class III Director named in this proxy statement; and

•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2025.

If you hold your shares in street name via a broker, bank or other nominee and do not provide the broker, bank or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:
•
will be counted as present for purposes of establishing a quorum;

•
will be voted in accordance with the broker’s, bank’s or other nominee’s discretion on “routine” matters, which includes only the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2025 (Proposal Two); and

•
will not be counted in connection with the election of the three Class III Directors named in this proxy statement (Proposal One) or any other non-routine matters that are properly presented at the Annual Meeting. For each of these proposals, your shares will be treated as “broker non-votes.” A broker non-vote will have no impact on voting results.

Our Board knows of no matter to be presented at the Annual Meeting other than Proposals One and Two. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.
Who is making this solicitation and who will pay the expenses?
This proxy solicitation is being made on behalf of our Board. All expenses of the solicitation, including the cost of preparing and mailing the Internet Notice or this proxy statement, will be borne by the Company.
Will a stockholder list be available for inspection?
A list of stockholders entitled to vote at the Annual Meeting will be available to stockholders of record during the Annual Meeting on the virtual meeting website and, to all stockholders of the Company for 10 days prior to the Annual Meeting, at Reservoir Media, Inc., 200 Varick Street, Suite 801, New York, New York 10014, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time. If you would like to schedule an appointment to examine the stockholder list during this period, please email the Office of the General Counsel at ogc@reservoir-media.com.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC, called “householding.” Under this procedure, we send only one proxy statement and one annual report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or writing to 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge Financial Solutions, Inc. at the above telephone number or address. If you own shares through a bank, broker or other nominee, you should contact the nominee concerning householding procedures.
How can I find out the results of the voting at the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
When are stockholder proposals due for next year’s annual meeting of the stockholders?
Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our Certificate of Incorporation, our Bylaws and the rules established by the SEC.
Under Rule 14a-8 of the Exchange Act, if you want us to include a proposal in the proxy materials for our 2025 annual meeting of stockholders, we must receive the proposal at our executive offices at 200 Varick Street, Suite 801, New York, New York 10014, no later than February 25, 2025.
Our Bylaws govern the submission of nominations for Director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in the Company’s proxy statement for that meeting. Under our Bylaws, nominations for Director or other business proposals to be addressed at our next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Corporate Secretary no later than the close of business on May 9, 2025 and not earlier than April 10, 2025. The notice must contain the information required by our Bylaws. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.
A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC. Copies of our Bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov or may be obtained from the Corporate Secretary.
In addition to satisfying the advance notice procedures in our by-laws and other requirements under the Exchange Act, stockholders who intend to solicit proxies in support of Director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 9, 2025.
Whom can I contact for further information?
If you would like additional copies, without charge, of this proxy statement or if you have questions about the Annual Meeting, the proposals, or the procedures for voting your shares, you should contact our Corporate Secretary at 200 Varick Street, Suite 801, New York, New York 10014 or by telephone at (212) 675-0541.

WHERE YOU CAN FIND MORE INFORMATION
We are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file electronically with the SEC our annual, quarterly and current reports, proxy statements and other information. We make available on the investor relations page of our website at https://investors.reservoir-media.com, free of charge, copies of these reports, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. The information in or accessible through any website referenced throughout this proxy statement is not incorporated into, and is not considered part of, this proxy statement. Further, our references to the URLs for these websites are intended to be inactive textual references only.
You should rely on the information contained in this proxy statement to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated June 25, 2024. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date and the mailing of this proxy statement to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
FORM 10-K
We will make available, on or about June 27, 2024, the proxy materials, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, at www.proxyvote.com. We will also make available, solely for your reference and by courtesy, our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 on the investor relations page of our website at https://investors.reservoir-media.com. We will also provide, free of charge, to any stockholder of record or beneficial owner of our common stock as of the record date, upon the written or oral request of any such persons, a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 as filed with the SEC. Requests for such copies should be addressed to our Corporate Secretary at the address below:
Reservoir Media, Inc.
200 Varick Street, Suite 801
New York, New York 10014
Attention: Corporate Secretary
Telephone: (212) 675-0541
Please include your contact information with the request. The exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge.
OTHER MATTERS
We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, our representatives will have the discretion to vote as they see fit unless directed otherwise.
If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V53020-P15228 For Withhold ! ! For Against Abstain ! ! ! ! ! ! ! RESERVOIR MEDIA, INC. 200 VARICK STREET, SUITE 801 NEW YORK, NY 10014 1a. Ezra S. Field 1b. Golnar Khosrowshahi 1c. Ryan P. Taylor 2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. Election of Directors Nominees: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. RESERVOIR MEDIA, INC. The Board of Directors recommends you vote FOR the following proposals: VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RSVR2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and 10-K Wrap are available at www.proxyvote.com.V53021-P15228RESERVOIR MEDIA, INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSANNUAL MEETING OF SHAREHOLDERSAUGUST 8, 2024The shareholder(s) hereby appoint(s) Rell Lafargue and Jim Heindlmeyer, and each of them, as proxies, each with the power to appoint their respective substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Reservoir Media, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/RSVR2024 at 12:00 p.m., Eastern Time on Thursday, August 8, 2024, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR PROPOSAL 2.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPEContinued and to be signed on reverse side